FIRST SUPPLEMENTAL INDENTURE

        FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of December 9, 2004, between REGAL-BELOIT CORPORATION, a Wisconsin corporation (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture referred to below (the “Trustee”). Terms used herein but not otherwise herein defined shall have the meanings assigned to them in the Indenture.

W I T N E S S E T H

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 5, 2004, between the Company and the Trustee, pursuant to which the Company issued its 2.75% Convertible Senior Subordinated Notes Due 2024 (the “Securities”);

        WHEREAS, Section 9.01(i) of the Indenture provides that the Company and the Trustee may amend the Indenture without the consent of the Holders of Securities to add or modify provisions of the Indenture with respect to matters or questions arising under the Indenture which the Company and the Trustee may deem necessary or desirable and which will not adversely affect the interests of the Holders of Securities;

        WHEREAS, the Board of Directors of the Company has determined that (i) it is in the best interest of the Company to authorize and approve the amendments to the Indenture (the “Proposed Amendments”) set forth in this Supplemental Indenture in order to establish the Company’s election to satisfy 100% of the Conversion Obligation arising upon Conversion of any of the Securities with respect to the principal amount of the Securities converted solely in cash, with any remaining amount of the Conversion Obligations to be satisfied, at the Company’s sole option, in cash, shares of Common Stock or a combination of cash and Common Stock and to make such election irrevocable and (ii) that such Proposed Amendments shall not adversely affect the interests of the Holders of the Securities in any material respect;

        WHEREAS, the Company has been authorized, through a Board Resolution, to execute and deliver this Supplemental Indenture and a copy of such Board Resolution, certified by the Secretary of the Company, has been delivered to the Trustee in connection with the execution of this Supplemental Indenture; and

        WHEREAS, all other things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

        NOW, THEREFORE, for and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

        1.     Amendments to the Indenture.    (a)    Section 1.01 of the Indenture is modified by adding the following term and definition in the appropriate alphabetical location within such Section:

“‘First Supplemental Indenture’ means the First Supplemental Indenture dated as of December 9, 2004 between the Company and the Trustee.”

        (b)     Subsection (a) of Section 10.01 of the Indenture is modified by replacing the first parenthetical language therein with the following parenthetical language:

“(including without limitation the Company’s right, in its sole and absolute discretion, to satisfy its Conversion Obligation in any manner permitted pursuant to Section 10.03, as modified by Section 10.12)".

        (c)     Clause (2) of subsection (a) of Section 10.01 of the Indenture is modified by adding the following language prior to the words “with a value equal to the principal amount of the holder’s Securities plus accrued interest as of the Conversion Date (a ‘Principal Value Conversion’)":

“as such option may be limited by Section 10.12,”.

        (d)     Subsection (a) of Section 10.02 of the Indenture is modified by adding the following language after the words “Subject to the Company’s rights under Section 10.03,” at the beginning of such subsection:

“as modified by Section 10.12,”.

        (e)     Subsection (d) of Section 10.02 of the Indenture is modified by replacing the first two sentences thereof with the following language:

“In the case of a Principal Value Conversion, a holder will receive either cash, Common Stock or a combination of cash and Common Stock, at the Company’s option, as such option may be limited by Section 10.12, with a value equal to the principal amount of the Security converted plus accrued interest, as of the conversion date. If a holder surrenders its Securities for conversion and it is a Principal Value Conversion, the Company will notify the holder by the second Trading Day following the conversion date whether it will pay all or a portion of the principal amount plus accrued and unpaid interest in cash, Common Stock or a combination of cash and Common Stock (provided, that pursuant to Section 10.12, the principal amount shall be paid solely in cash in the case of any conversion occurring after the date of the First Supplemental Indenture), and in what percentage.”.

        (f)     Subsection (a) of Section 10.03 of the Indenture is modified by adding the following language at the end of the first sentence thereof:

“, subject to Section 10.12".

        (g)     Subsection (b) of Section 10.03 of the Indenture is modified by adding the following language at the end of the first sentence thereof:

“; provided, that the Company shall be deemed to have notified the Trustee, pursuant to Section 10.12, that it intends to satisfy 100% of its Conversion Obligation for Securities converted after the date of the First Supplemental Indenture solely in cash to the extent of the principal amount of the Securities converted”.

        (h)     Article 10 of the Indenture is modified by adding the following section:

“Section 10.12 Company’s Election to Settle the Principal Portion of Conversions in Cash. With reference to the Company’s obligation under this Article 10 to convert the Securities upon their surrender for conversion (the ‘Conversion Obligation’) and the Company’s rights under this Article 10 (including pursuant to Sections 10.01(a)(2), 10.02(d) and 10.03) to elect to satisfy all or any portion of its Conversion Obligation by paying cash in lieu of delivering Common Stock, the Company shall be deemed to have irrevocably elected to satisfy 100% of the Conversion Obligation for Securities converted after the date of the First Supplemental Indenture solely in cash to the extent of the principal amount of the Securities converted, with any remaining amount of the Conversion Obligation to be satisfied, at the Company’s sole option (in accordance with this Article 10), in cash, shares of Common Stock or a combination of cash and Common Stock.

Notwithstanding anything else to the contrary in this Indenture, it is the Company’s obligation upon conversion to pay the Conversion Obligation in cash to the extent of the principal amount of the Securities converted, and that obligation is irrevocable.”

        2.     Effectiveness. This Supplemental Indenture will become operative and binding upon each of the Company, the Trustee and the Holders of the Securities as of the day and year first above written.

        3.     References to and Effect on the Indenture. On and after the date hereof, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as supplemented by this Supplemental Indenture unless the context otherwise requires. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

        4.     Trustee Acceptance. The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company, and makes no representations as to the validity or enforceability against the Company of this Supplemental Indenture.

        5.     Successors and Assignees. This Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        6.     Headings. The headings of the sections of this Supplemental Indenture have been inserted for convenience of reference only and are not to be considered part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

        7.     Counterparts and Method of Execution. This Supplemental Indenture may be executed in several counterparts (including by facsimile), all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

        8.     Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

REGAL-BELOIT CORPORATION
By:	/s/ James L. Packard
Name:	James L. Packard
Title:	Chairman and Chief Executive Officer
U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President

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